Exhibit 10.70

                           TRIMBLE NAVIGATION LIMITED

                                FOURTH AMENDMENT


     THIS FOURTH AMENDMENT (this "Amendment") is entered into as of October 20, 1999 by and among TRIMBLE NAVIGATION LIMITED, a California corporation having its chief executive office at 645 North Mary Avenue, Sunnyvale, California 94086 (the "Borrower") and FLEET NATIONAL BANK, a national banking association organized under the laws of the United States and having an office at One Federal Street, Boston, Massachusetts 02110, as the Agent and as a Lender, BANKBOSTON, N.A., a national banking association, organized under the laws of the United States and having an office at One Hundred Federal Street, Boston, Massachusetts 02110, as the Syndication Agent and as a Lender, SANWA BANK CALIFORNIA, a banking corporation organized under the laws of the State of California and having an office at 220 Almaden Boulevard, 2nd Floor, San Jose, California 95113, as a Lender, and ABN AMRO BANK N.V., a Netherlands banking corporation having an office at 101 California Street, Suite 4550, San Francisco, California 94115, as a Lender, under the Loan Agreement (as defined below), to which reference is made for the definitions of all capitalized terms, used, but not otherwise defined, herein.

                                 R E C I T A L S

     WHEREAS, the parties have entered into a Loan Agreement dated as of August 27, 1997 among the Borrower, the Agent, the Syndication Agent, and the lenders from time to time party thereto (the "Lenders"), as amended by a Letter of Amendment dated December 17, 1997, and a Second Letter of Amendment dated August 11, 1998 and a Third Amendment dated as of February 16, 1999 (the "Agreement"), pursuant to which the Lenders issued a Revolving Credit Loan Commitment to the Borrower in the maximum principal amount of $50,000,000;

     WHEREAS, pursuant to a certain Waiver Letter dated October 27, 1998 and a certain Supplement to Loan Agreement and Additional Waiver Letter dated December 9, 1998, the Borrower was granted a limited waiver with respect to the Borrower's compliance with certain covenants contained in the Agreement for the Borrower's fiscal quarters ended October 2, 1998 and January 1, 1999, conditional upon the satisfaction of certain specified waiver conditions contained therein on or prior to February 16, 1999, which was satisfied by the above-referenced Third Amendment;

     WHEREAS, the Borrower has requested the Agent and the Lenders to further amend the Agreement as hereinafter set forth and the Agent and the Lenders are willing to do so;

     NOW THEREFORE, in consideration of the mutual benefits to be derived from the parties' continuing relationship under the Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower, the Agent, the Syndication Agent, and the Lenders hereby agree that the Agreement is hereby amended, effective as of the date first set forth above (the "Effective Date"), as follows:

     1. Section 1.1 of the Agreement is hereby further amended by the addition of the following new defined term to be added alphabetically thereto:

     "Allowed Repurchase" means the repurchase by the Borrower from certain of Borrower's stockholders of up to an aggregate of $30,000,000 of Borrower's capital stock with the proceeds of the Borrower's sale of certain assets.

     2. Section 5.1.10 of the Agreement is hereby amended in its entirety to read as follows:

     Section 5.1.10. Maximum Ratio of Total Funded Debt to Total Capitalization. Commencing September 30, 1999, maintain a ratio of (i) Total Funded Debt to (ii) Total Capitalization of less than .7:1.00.

     3. Section 5.1.11 of the Agreement is hereby amended in its entirety to read as follows:



     Section 5.1.11. Minimum Consolidated Tangible Net Worth. (i) Maintain a Consolidated Tangible Net Worth in an amount not less than the Borrower's


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Consolidated  Tangible Net Worth as of the end of the  Borrower's  September 30,
1999 fiscal quarter minus the sum of $5,000,000 and the lesser of (a) the amount of the Allowed Repurchase and (b) $30,000,000, and (ii) comply with Section 8K of the Note Purchase Agreement dated as of June 13, 1994 among the Borrower, John Hancock Mutual Life and John Hancock Life Insurance, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time.

     4. Section 5.1.12 of the Agreement is hereby amended in its entirety to read as follows:

     Section 5.1.12. Minimum Cash Balances. Maintain at all times on and after the Effective Date unrestricted cash balances and Cash Equivalent Investments in an amount equal to or greater than $50,000,000 of which unrestricted cash balances and Cash Equivalent Investments (to the extent and of types issued by a Lender) in an amount equal to or greater than the aggregate outstanding amount of the Obligations (including without limitation the Revolving Credit Loan, the aggregate outstanding amount of any Letters of Credit and any Unpaid Drawings) must be kept in one or more accounts maintained by the Borrower with one or more of the Lenders.

     5. Section 5.2.8 of the Agreement is hereby amended in its entirety to read as follows:

     Section 5.2.8. Overall Aggregate Cap. Notwithstanding the terms and conditions of Sections 5.2.4, 5.2.6, 5.2.7.3, 5.2.7.4 and 5.2.10, the
Consolidated Tangible Net Worth measurements of permitted transactions contained therein are subject to an aggregate Consolidated Tangible Net Worth limitation of thirty percent (30%) of Consolidated Tangible Net Worth for all such transactions permitted by any of said Sections excluding, to the extent otherwise includable therein, the Allowed Repurchase.

     6. Exhibit 3.1.1.10 to the Agreement (Form of Compliance Certificate) is hereby deleted and a new Exhibit 3.1.1.10 in the form attached hereto as "
Exhibit 3.1.1.10 " is substituted in its stead.

     7. This Amendment shall take effect as of the Effective Date upon receipt by the Agent of this Amendment duly executed by the parties hereto.

     8. The Borrower hereby represents and warrants to the Agent and the Lenders that no Default or Event of Default exists under the Agreement.

     9. This Amendment is executed as an instrument under seal and shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts without regard to its conflicts of law rules. All parts of the Agreement not affected by this Amendment are hereby ratified and affirmed in all respects, provided that if any provision of the Agreement shall conflict or be inconsistent with this Amendment, the terms of this Amendment shall supersede and prevail. Upon and after the date of this Amendment all references to the Agreement in that document, or in any related document, shall mean the Agreement as amended by this Amendment. Except as expressly provided in this Amendment, the execution and delivery of this Amendment does not and will not amend, modify or supplement any provision of, or constitute a consent to or a waiver of any noncompliance with the provisions of the Agreement, and, except as specifically provided in this Amendment, the Agreement shall remain in full force and effect. This Amendment may be executed in one or more counterparts with the same effect as if the signatures hereto and thereto were upon the same instrument.


             [THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK]


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     IN WITNESS WHEREOF, each of the Borrower, the Agent, the Syndication Agent, and the Lenders in accordance with Section 9.5 of the Agreement, has caused this Amendment to be executed and delivered by their respective duly authorized officers as an instrument under seal as of the Effective Date.

                                   BORROWER:

                                   TRIMBLE NAVIGATION LIMITED


                                   By: /s/ John E. Huey________________________
                                          John E. Huey
                                          Treasurer


                                   AGENT:

                                   FLEET NATIONAL BANK


                                   By: /s/ Mathew M. Glauninger________________
                                          Mathew M. Glauninger
                                          Senior Vice President


                                   SYNDICATION AGENT:

                                   BANKBOSTON, N.A.


                                   By:/s/ Anthony B. Kwee______________________
                                          Anthony B. Kwee
                                          Vice President


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                                   LENDERS:

                                   FLEET NATIONAL BANK


                                   By: /s/ Mathew M. Glauninger
                                          Mathew M. Glauninger
                                          Senior Vice President


                                   BANKBOSTON, N.A.

                                   By: /s/ Anthony B. Kwee_____________________
                                          Anthony B. Kwee
                                          Vice President


                                   SANWA BANK CALIFORNIA

                                   By: /s/ Jillian Mathur______________________
                                          Jillian Mathur
                                          Vice President



                                   ABN AMRO BANK N.V.

                                   By:_________________________________________
                                          _____________________________________
                                                        Print Name
                                   Title:______________________________________

                                   By:_________________________________________
                                          _____________________________________
                                                        Print Name
                                   Title:______________________________________


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                EXHIBIT 3.1.1.10 - FORM OF COMPLIANCE CERTIFICATE


Fleet National Bank
One Federal Street
Boston, MA 02110

  Attention:________Mathew M. Glauninger, Senior Vice President
                    High Technology Group,   MA OF DO7A

  Re: Compliance Certificate Required by Sections 3.1.1.10 or 5.3.4 of the Loan
      Agreement dated as of August 27, 1997 by and among you as Agent, BankBoston, N.A., as the Syndication Agent, the undersigned and the Lenders from time to time party thereto, as amended from time to time (the "Loan Agreement")

Gentlemen:

     This certificate is submitted by the undersigned (the "Borrower") pursuant to Sections 3.1.1.10 or 5.3.4 of the Loan Agreement. Capitalized terms used herein have the same meaning as in the Loan Agreement.

     The Borrower hereby certifies to the Agent and the Lenders that the following information is true, accurate and complete as of the Borrower's fiscal quarter ending ____________, ________ (the "Quarter").

Section 5.1.10.  Maximum Ratio of Total Funded Debt to Total
                    Capitalization  (Calculated as at end of the Quarter)

(a)    Obligations (all Indebtedness under
       Financing Documents)................................$___________________

(b)    Subordinated Debt...................................$___________________

(c)    Capitalized Lease Obligations.......................$___________________

(d)    Total Funded Debt [Sum of Lines (a) - (c)]..........$___________________

(e)    Consolidated Net Worth..............................$___________________

(f)    Total Capitalization [Sum of Line (d) + Line (e)]...$___________________

(g)    Actual Ratio: [Line (d) divided by Line (f)]........            :1.0

(h)    Maximum Ratio Permitted by Agreement................            :1.0


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Section 5.1.11. Minimum Consolidated Tangible Net Worth
                  (Calculated as at end of the Quarter)

 (a)    Total assets of Borrower and Subsidiaries...............$______________

 (b)    Consolidated Total Liabilities..........................($_____________)

 (c)    Consolidated Net Worth
        [Line (a) minus Line (b)]...............................$______________

 (d)    Excluded items (if any)* ...............................($_____________)

 (e)    Consolidated Tangible Net Worth.........................$______________

 (f)    Minimum Permitted by Agreement:

        (i)  Consolidated Tangible Net Worth
        as at September 30, 1999 quarter end minus sum of $5,000,000 and lesser of Allowed Repurchase and
        $30,000,000, i.e., $________............................$______________

        (ii) Minimum "Consolidated Net Worth"
        Required Under Section 8K of Note Purchase Agreement
        dated 6/13/94 ("NPA")...................................$______________

Section 5.1.12.  Minimum Cash Balances..
                    (Calculated on any date after September 30, 1999)

 (a)   Obligations (under Financing Documents)..................$______________

        (i)    Revolving Loans   $_____________________
        (ii)   Letters of Credit $_____________________

(b) Total Cash Balances and Cash Equivalent Investments.........$______________

(c) Minimum Required by Agreement.................................$50,000,000.

(d) Total Cash Balances and qualified Cash Equivalent Investments in accounts with Lenders.......................................$____________

(e) Minimum Required is amount of (a)











--------
* Excluded items are (a)book value of intangible assets,  including  goodwill,
unamortized debt discount and expense,  patents,  trade and  service   marks
and  names,   copyrights,   franchises,   etc.  of   $_______________________;
and  (b)  other   (describe)  of $__________________________.



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Section 5.1.13.  Minimum Quick Ratio.
                    (Calculated as at end of the Quarter)

(a)    Cash.....................................................$______________

(b)    Cash Equivalent Investments..............................$______________

(c)    Net outstanding amount of
       accounts receivable......................................$______________

(d)    Sum of Lines (a), (b) and (c)............................$______________

(e)    Current Liabilities......................................$______________

(f)    Less Current Liabilities consisting of Revolving Credit Loans..($_______)

(g)    Line (e) minus Line (f)........................................$________

(h)    Quick Ratio [Line (d) divided by Line(g).......................   :1.0

(g)    Minimum Quick Ratio Permitted by Agreement.....................   :1.0

Section 5.2.9.  Minimum Operating and Net Income.

Calculated as at end of the Quarter:

(a)    Net income (loss) (GAAP) as at end of the Quarter............$__________

(b)    Less extraordinary or other non-recurring gains
       as at end of the Quarter.....................................($_________)

(c)    Less gains from sale or other non-ordinary course
       disposition of assets as at end of the Quarter...............($_________)

(d)    Net Income as at end of the Quarter
       [Line (a) minus sum of Lines (b) and (c)]....................$__________

Calculated as at End of Immediately Preceding Quarter:

(e)    Net income (loss) (GAAP) as at end of the fiscal quarter
       immediately preceding the Quarter............................$__________

(f)    Less extraordinary or other non-recurring gains as at end of the fiscal quarter immediately preceding the Quarter.........($_________)


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(g)    Less gains from sale or other non-ordinary course
       disposition of assets as at end of the fiscal quarter
       immediately preceding the Quarter.............................($________)

(h)    Net Income as at end of the fiscal quarter immediately
       preceding the Quarter
       [Line (e) minus sum of Lines (f) and (g)].....................$_________

Calculated as at End of Second Immediately Preceding Quarter:

(i)    Net income (loss) (GAAP) as at end of the fiscal quarter
       immediately preceding the Quarter.............................$_________

(j)    Less extraordinary or other non-recurring gains as at end of the fiscal quarter immediately preceding the Quarter..........($________)

(k)    Less gains from sale or other non-ordinary course
       disposition of assets as at end of the fiscal quarter
       immediately preceding the Quarter.............................($________)

(l)    Net Income as at end of the fiscal quarter immediately
       preceding the Quarter
       [Line (i) minus sum of Lines (l) and (k)].....................$_________

Calculated as at End of Third Immediately Preceding Quarter:

(m)    Net income (loss) (GAAP) as at end of the fiscal quarter
       immediately preceding the Quarter.............................$_________

(n)    Less extraordinary or other non-recurring gains as at end of the fiscal quarter immediately preceding the Quarter..........($________)

(o)    Less gains from sale or other non-ordinary course
       disposition of assets as at end of the fiscal quarter
       immediately preceding the Quarter.............................($________)

(p)    Net Income as at end of the fiscal quarter
       immediately preceding the Quarter
       [Line (m) minus sum of Lines (n) and (o)].....................$_________

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(q)    Net Income

       The Quarter [line (d)], plus Excluded items (if any)** of $___....$_____
       Immediately Preceding Quarter [line (e)]
         plus excluded items (if any)** of $__________.................$_______
       Second Immediately Preceding Quarter [line (i)]
         plus Excluded items (if any)** of $__________.................$_______
       Third Immediately Preceding Quarter [line (m)]
         plus excluded items (if any)** of $__________.................$_______

(r)    Operating Income

       The Quarter plus Excluded items (if any) **
         of $_________________________.................................$_______
       Immediately Preceding Quarter plus excluded items (if any)**
         of $_________________________.................................$_______
       Second Immediately Preceding Quarter plus
         Excluded items (if any) ) ** of $___________________..........$_______
       Third Immediately Preceding Quarter
         plus excluded items (if any)** of $_________________..........$_______

(s)    Minimum Operating Income and Net Income
         Required under the Agreement:

     (i) during the period beginning with the Borrower's fiscal quarter ending March, 1999 and ending on the fiscal quarter ending December, 1999, have a negative Operating Income or a negative Net Income for any two fiscal quarters, and

     (ii) as of the end of each fiscal quarter of the Borrower commencing with the Borrower's fiscal quarter ending in March, 2000, have a negative Operating Income, or a negative Net Income for the rolling four quarter fiscal period consisting of such fiscal quarter and the three immediately preceding fiscal quarters.











-------------
** Excluded items are any amount taken as a one-time charge against earnings attributable to (a) settlement of class action litigation;
(b) closing of commercial marine division; and (c) reduction in employees resulting from switch to contract manufacturing, (a) - (c) not to exceed $2,000,000 in the aggregate.


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     The Borrower further certifies to the Lenders that as of the date hereof no
Event of Default or Default has occurred without having been waived in writing.

                                            TRIMBLE NAVIGATION LIMITED


                                            By:
                                               Name:  [                        ]
                                               Title:    [                     ]




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